iShares®
iShares Trust
Supplement dated June 30, 2023 (the “Supplement”)
to the Summary Prospectus and the Prospectus,
each dated August 1, 2022 (as revised February 16, 2023), and the Statement of Additional Information (the “SAI”),
dated August 1, 2022 (as revised June 6, 2023),
for the iShares US Small Cap Value Factor ETF (SVAL) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
The following changes will take effect for the Fund on June 30, 2023:
Change in the Fund’s “Fees and Expenses”
The section of the Summary Prospectus and the Prospectus entitled “Fees and Expenses” is deleted in its entirety and replaced with the following:
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b‑1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses

0.20%	None	0.00%	0.20%

[1]	Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
[2]	The expense information in the table has been restated to reflect current fees.
[3]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$20	$64	$113	$255
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Change in the Fund’s “Management”
The third paragraph of the section of the Prospectus entitled “Management” is deleted in its entirety and replaced with the following:
Effective June 30, 2023, for its investment advisory services to the Fund, BFA is paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.20%. Prior to June 30, 2023 and for the fiscal year ended March 31, 2022, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.20%. Prior to June 30, 2023, BFA had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.20%. The contractual waiver was terminated as of June 30, 2023, by written agreement of the Trust and BFA. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
Changes in the Fund’s “Investment Advisory, Administrative and Distribution Services”
In the Management Fee table on pages 116‑118 of the SAI, footnote eleven (11) is deleted in its entirety and replaced with the following:
Effective June 30, 2023, the management fee for the iShares US Small Cap Value Factor ETF is 0.20%. Prior to June 30, 2023, the management fee for the iShares US Small Cap Value Factor ETF, net of any applicable waivers, was 0.20%. Prior to June 30, 2023, BFA had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.20%. The contractual waiver was terminated as of June 30, 2023, by written agreement of the Trust and BFA. For the fiscal years ended March 31, 2021 and March 31, 2022, BFA waived $21,391 and $144,074, respectively, of management fees.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑SVAL‑0623

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